SUMMARY PROSPECTUS

Lord Abbett Growth & Income Strategy Fund

SEPTEMBER 26, 2011

CLASS/TICKER
CLASS A	LWSAX	CLASS F	LGXFX	CLASS R2	LGIQX
CLASS B	LWSBX	CLASS I	LWSYX	CLASS R3	LGIRX
CLASS C	LWSCX	CLASS P	LWSPX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated September 26, 2011, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation and growth of income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charges” on page 187 of the Fund’s prospectus and “Purchases, Redemptions, Pricing and Payments to Dealers” on page 75 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)
Class	A	B	C	F, I, P, R2, and R3
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	F	I	P	R2	R3
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%(3)	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%
Other Expenses	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses	1.30%	2.05%	2.05%	1.15%	1.05%	1.50%(3)	1.65%	1.55%
Management Fee Waiver(4)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Management Fee Waiver(4)	1.25%	2.00%	2.00%	1.10%	1.00%	1.45%	1.60%	1.50%

(1)

A CDSC of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(4)

For the period September 26, 2011 through September 25, 2012, Lord Abbett has contractually agreed to waive 0.05% of its management fee. This agreement may be terminated only upon the approval of the Fund’s Board of Trustees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver agreement between the Fund and Lord Abbett for the one-year period). The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”), for the one-year, three-year, and five-year periods for Class B shares, and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. In addition, the example assumes the Fund pays the

SUMMARY – GROWTH & INCOME STRATEGY FUND

operating expenses set forth in the fee table above and the Fund’s pro rata share of the Class I expenses of the underlying funds. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$959	$1,242	$2,048	$695	$959	$1,242	$2,048
Class B Shares	$703	$938	$1,299	$2,183	$203	$638	$1,099	$2,183
Class C Shares	$303	$638	$1,099	$2,375	$203	$638	$1,099	$2,375
Class F Shares	$112	$360	$628	$1,393	$112	$360	$628	$1,393
Class I Shares	$102	$329	$575	$1,278	$102	$329	$575	$1,278
Class P Shares	$148	$469	$814	$1,786	$148	$469	$814	$1,786
Class R2 Shares	$163	$515	$892	$1,950	$163	$515	$892	$1,950
Class R3 Shares	$153	$485	$840	$1,841	$153	$485	$840	$1,841

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

This Fund is a “fund of funds” – meaning it invests in other mutual funds rather than directly in portfolio securities. To pursue its objective, the Fund allocates its assets primarily to domestic equity securities and, to a lesser extent, fixed income securities and foreign (including emerging market) securities, by investing in a weighted combination of other mutual funds managed by Lord, Abbett & Co. LLC that hold such instruments. The Fund is intended for investors with a high risk tolerance who seek a broadly diversified global portfolio with the potential for long-term capital appreciation.

The Fund’s investment exposure through the underlying funds primarily includes the following types of securities and other financial instruments:

•

Equity securities of large, mid-sized, and small companies. Equity securities include common stocks, preferred stocks, convertible securities, and equity interests in trusts, partnerships, and limited liability companies. The

SUMMARY – GROWTH & INCOME STRATEGY FUND

underlying funds also may invest in securities that have equity characteristics or are tied to the price of stock, such as warrants, rights, and convertible debt securities.

•	Growth stocks of companies that the underlying fund believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value stocks of companies that the underlying fund’s portfolio management believes to be underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•

Fixed income securities of various types, including investment grade debt securities, high-yield debt securities, mortgage-related or other asset-backed securities, U.S. Government securities, convertible securities, senior loans, and cash equivalents.

•

Multinational and foreign company securities, including (i) multinational and foreign securities traded outside of the U.S., (ii) securities of multinational and foreign companies that primarily are traded on a U.S. securities exchange, and (iii) American Depositary Receipts (“ADRs”), which typically are issued by a U.S. financial institution (such as a bank) and represent a specified number of shares issued by a foreign company.

•

Derivatives, including swaps, options, forwards, and futures, which the underlying fund may use to protect gains in the underlying fund’s portfolio, hedge against certain risks, efficiently gain investment exposure, or seek to increase the underlying fund’s investment returns.

The Fund may sell or reallocate its investment among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund’s investment exposure through the underlying funds consists primarily of investments in equity securities and, to a lesser extent, fixed income securities, which may experience significant volatility at times and may fall sharply in

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response to adverse events. Individual stock prices also may experience dramatic movements in price. In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: The strategies used by the Fund’s portfolio management to allocate the Fund’s assets among the underlying funds, and the strategies used and securities selected by the underlying funds’ portfolio management, may fail to produce the intended result and the Fund may not achieve its objective. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized and Small Company Risk: Securities of mid-sized and small companies generally involve greater risks than investments in larger companies. Mid-sized and small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Mid-sized and small company securities tend to be more volatile and less liquid than equity securities of larger companies.

•

Blend Style Risk: The Fund uses a “blend” strategy to invest in underlying funds that employ both growth and value stocks, or stocks with characteristics of both. The prices of growth stocks may fall dramatically if the company fails to meet earnings or revenue projections. The prices of value stocks may lag the market for long periods of time if the market fails to recognize the company’s worth.

•

Fixed Income Securities Risk: Fixed income securities are subject to risks including interest rate risk, credit risk, and liquidity risk. Interest rate risk is the risk that a rise in prevailing interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of an underlying fund, the more sensitive its price is to a rise in interest rates. Credit risk is the risk that the issuer of a debt security owned by an underlying fund may fail to make timely payments of principal or interest, or may default on such payments. A debt security may decline in value if the issuer becomes less creditworthy, even when interest rates are falling. These risks are greatest for the underlying funds’ high yield debt securities, which have lower credit ratings. The prices of high-yield bonds in general may decline during periods of uncertainty or market turmoil, and the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Liquidity risk is the risk that there may be few

SUMMARY – GROWTH & INCOME STRATEGY FUND

available buyers or sellers for a security, preventing an underlying fund from transacting in a timely manner or at an advantageous price, and subjecting the security to greater price fluctuations.

•

Foreign Company Risk: The Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic, and social volatility, lack of transparency or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. These risks generally are greater for emerging market securities.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in this prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be

SUMMARY – GROWTH & INCOME STRATEGY FUND

lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 2nd Q ’09 +18.83%	Worst Quarter 4th Q ’08 -17.93%

*	The year-to-date return for Class A shares as of June 30, 2011 was +4.36%.

The table below shows how the average annual total returns of the Fund’s Class A, B, C, F, I, P, R2, and R3 shares compare to those of two broad-based securities market indices and a narrowly based index that more closely reflects the market sectors in which the underlying funds of the Fund invest. The Fund’s average annual total returns include applicable sales charges as follows: for Class A shares, the current maximum front-end sales charge of 5.75%; for Class B shares, the current CDSC of 4.00% for the one-year period and 1.00% for the five-year period and for the life of class; and for Class C shares, the performance shown is at net asset value (“NAV”) because there is no CDSC for Class C shares for any period one year or greater. There are no sales charges for Class F, I, P, R2, and R3 shares. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

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tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2010)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class A Shares				6/30/2005
Before Taxes	7.67%	3.45%	4.33%
After Taxes on Distributions	6.97%	2.26%	3.21%
After Taxes on Distributions and Sale of Fund Shares	5.13%	2.39%	3.19%
Class B Shares	9.44%	3.83%	4.62%	6/30/2005
Class C Shares	13.44%	3.99%	4.78%	6/30/2005
Class F Shares	14.44%	–	0.58%	9/28/2007
Class I Shares	14.56%	5.05%	5.82%	6/30/2005
Class P Shares	14.24%	4.64%	5.41%	6/30/2005
Class R2 Shares	13.92%	–	0.46%	9/28/2007
Class R3 Shares	13.97%	–	0.20%	9/28/2007
Index
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	16.93%	2.74%	3.60% -2.87%	6/30/2005 9/28/2007
MSCI EAFE® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	8.21%	2.94%	5.30% -6.54%	6/30/2005 9/28/2007
MSCI EAFE® Index with Net Dividends (reflects no deduction for fees, expenses, but reflects deduction of withholding taxes)	7.75%	2.46%	4.84% -6.98%	6/30/2005 9/28/2007
55% Russell 3000® Index/ 30% Barclays Capital U.S. Universal Index/ 15% MSCI EAFE® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	13.16%	4.11%	4.77% -0.21%	6/30/2005 9/28/2007
55% Russell 3000® Index/ 30% Barclays Capital U.S. Universal Index/ 15% MSCI EAFE® Index with Net Dividends (reflects no deduction for fees, expenses, but reflects deduction of withholding taxes)	13.09%	4.04%	4.70% -0.28%	6/30/2005 9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

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Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert I. Gerber, Partner and Chief Investment Officer	2005

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gains distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors. Class P shares are closed to substantially all new investors.

Investment Minimums — Initial/Additional Investments
Class	A and C	F, P, R2, and R3	I
General	$1,000/No minimum	No minimum	$1 million minimum
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	N/A	N/A
SIMPLE IRAs	No minimum	N/A	N/A
Invest-A-Matic	$250/$50	N/A	N/A

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Investment Company Act File Number: 811-07988

00078326	LAGI-7SUM (9/11)